UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 6, 2003

PEPCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, D.C.	20068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(202) 872-3526

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit	Reference

23	Consent of PricewaterhouseCoopers LLP with respect to the financial statements of Pepco Holdings, Inc.	Filed herewith

99

The 2002 consolidated financial statements of the Company and Subsidiaries together with the report thereon of PricewaterhouseCoopers dated February 10, 2003; and Management’s Discussion and Analysis of Consolidated Results of Operations and Financial Condition as well as selected financial data.

Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC. (Registrant)

By:	/s/ A. W. WILLIAMS
Andrew W. Williams
Senior Vice President and
Chief Financial Officer

March 6, 2003

        DATE

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